NATIONWIDE MUTUAL FUNDS

Nationwide Bond Fund	Nationwide International Value Fund
Nationwide Bond Index Fund	Nationwide Mid Cap Market Index Fund
Nationwide Core Plus Bond Fund	Nationwide Money Market Fund
Nationwide Enhanced Income Fund	Nationwide Portfolio Completion Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Global Equity Fund	Nationwide Short Duration Bond Fund
Nationwide Government Bond Fund	Nationwide Small Cap Index Fund
Nationwide High Yield Bond Fund	Nationwide Small Company Growth Fund
Nationwide Inflation-Protected Securities Fund	Nationwide U.S. Small Cap Value Fund
Nationwide International Index Fund

Supplement dated October 14, 2014
to the Statement of Additional Information (“SAI”) dated March 1, 2014 (as revised June 5, 2014)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Enhanced Income Fund and Nationwide Short Duration Bond Fund

Effective October 13, 2014, the Nationwide Enhanced Income Fund and the Nationwide Short Duration Bond Fund (the “Funds”) were reorganized into the Nationwide HighMark Short Term Bond Fund.  Accordingly, the Funds will be liquidated and will no longer offer their shares.  Therefore, all references and information related to the Funds in the SAI are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE